EXHIBIT 10.3
AMENDMENT
TO
EXECUTIVE SUPPLEMENT RETIREMENT PLAN AGREEMENT
     THIS AMENDMENT TO EXECUTIVE SUPPLEMENT RETIREMENT PLAN AGREEMENT is made as of the 19th day of July, 2002, by and between FIRST FEDERAL SAVINGS BANK, Sixth and Donner Streets, Monessen, Pennsylvania, its successors and assigns (the “Bank”) and RICHARD B. BOYER, an individual (the “Executive”).
BACKGROUND
     The parties have previously entered into a certain Executive Supplemental Retirement Plan Agreement effective as of June l, 2002 {the “SERP”) relating to certain retirement benefits to be provided for the benefits of the Executive. The parties wish to amend the SERP to reflect the fact that the life insurance policy referenced therein issued by Union Central Life Insurance Company has been divided into two policies.
NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:
          1. Section 1H of the SERP is hereby amended by deleting the information listed therein relating to the insurance policy issued by Union Central Life Insurance Company (retaining, however, the information regarding the policy issued by Massachusetts Mutual Life Insurance Company), and inserting in place of such information, the following information relating to the two policies identified below:

Insurance Company:	Union Central Life Insurance Company
Policy Form:	Universal Life Insurance
Policy Name:	COLI UL
Insured’s Age and Sex:	44, Male
Riders:	None
Ratings:	None
Option:	Level
Face Amount:	$1,322,730
Premiums Paid:	$500 000
Number of Premium Payments:	Single
Assumed Purchase Date:	March 29, 2002

Insurance Company:	Union Central Life Insurance Company
Policy Form:	Universal Life Insurance
Policy Name:	COLIUL
Insured’s Age and Sex:	44, Male
Riders:	None
Ratings:	None
Option:	Level
Face Amount:	$1,851,808
Premiums Paid:	$175,000
Number of Premium Payments:	Four
Assumed Purchase Date:	June 4, 2002 ($42,697) and
December, 2002 ($132,303)

          2. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
          3. This Amendment may be executed in more than one counterpart, each of which shall be an original document, but all of which shall constitute one and the same agreement.
          4. The SERF, as amended by this Amendment, shall remain in full force and effect, and is hereby ratified and confirmed by the parties.
     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WITNESS:	FIRST FEDERAL SAVINGS BANK Monessen, PA
/s/ Robert Breslow	By	/s/ Peter D. Griffith
Peter D. Griffith, President

WITNESS:

/s/ Wendy A. Boyer	By:	/s/ Richard B. Boyer
Richard B. Boyer

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